SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of October 10, 2005, between Cenuco, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and each of the purchasers (individually, a “Purchaser” and collectively the “Purchasers”) set forth on the execution pages hereof (the “Execution Pages”).

W  H  E  R  E  A  S:

A.     The Company desires to sell, the Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, 6,578,947 units (the “Units”), each Unit consisting of (i) one ten thousandth of a share of the Company’s Series B Junior Participating Convertible Preferred Stock, par value $0.001 per share (the “Preferred Shares”), convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) a warrant, in the form attached hereto as Exhibit B (the “Warrants”), to acquire 0.3 shares of Common Stock. The rights, preferences and privileges of the Preferred Shares, including the terms upon which such Preferred Shares are convertible into shares of Common Stock, are set forth in the form of Certificate of Designations, Preferences and Rights attached hereto as Exhibit A (the “Certificate of Designation”). The shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the Certificate of Designation are referred to herein as the “Conversion Shares” and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the “Warrant Shares.” The Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the “Securities” and each of them may individually be referred to herein as a “Security.”

B.     Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1.     PURCHASE AND SALE OF UNITS.

(a)     Purchase of Units. On the Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, such number of Units as is set forth on such Purchaser’s Execution Page attached hereto. The purchase price (the “Purchase Price”) per Unit shall be equal to Three Dollars and Eighty Cents ($3.80). Each Purchaser’s obligation to purchase Units hereunder is distinct and separate from each other Purchaser’s obligation to purchase Units and no Purchaser shall be required to purchase hereunder more than the number of Units set forth on such Purchaser’s Execution Page hereto notwithstanding any failure by any other Purchaser to purchase Units hereunder nor shall any Purchaser have any liability by reason of any such failure by any other Purchaser.

(b)     Form of Payment. On the Closing Date, each Purchaser shall pay the aggregate Purchase Price for the Units being purchased by such Purchaser on the Closing Date by wire transfer to the Company, in accordance with the Company’s written wiring instructions, against delivery of duly executed certificates representing the Preferred Shares and duly executed Warrants being purchased by such Purchaser and the Company shall deliver such certificates and Warrants against delivery of such aggregate Purchase Price.

(c)     Closing Date. The issuance and sale of the Units to each of the Purchasers pursuant to this Agreement (the “Closing”) shall be at the offices of Wolf, Block, Schorr and Solis-Cohen LLP, 250 Park Avenue, New York, New York 10177, at 10:00 a.m., New York City time, on the date that the closing occurs in connection with the Preferred Stock Purchase Agreement and the Debenture Purchase Agreement (as such terms are defined in Section 6 hereof provided that all of the conditions to Closing set forth in Section 6 and Section 7 shall have been so satisfied or waived (other than those conditions that are intended to be satisfied at the Closing), or at such other place, time and day as shall be agreed upon by the Company and the Purchasers (the “Closing Date”).

2.     PURCHASERS’ REPRESENTATIONS AND WARRANTIES

Each Purchaser severally, but not jointly, represents and warrants to the Company as follows:

(a)     Purchase for Own Account, etc. Such Purchaser is purchasing the Units for such Purchaser’s own account for investment purposes only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Such Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.

(b)     Accredited Investor Status. Such Purchaser is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D as promulgated by the United States Securities and Exchange Commission (“SEC”) under the Securities Act.

(c)     Reliance on Exemptions. Such Purchaser understands that the Units are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(d)     Information. Such Purchaser and its counsel, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been specifically requested by such Purchaser or its counsel. Such Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what such Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other investigation conducted by such Purchaser or its counsel or any of its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below. Such Purchaser understands that such Purchaser’s investment in the Securities involves a high degree of risk.

(e)     Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)     Transfer or Resale. Such Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless (a) the resale of the Securities has been registered thereunder; or (b) such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (c) sold under and in compliance with Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”); or (d) sold or transferred to an affiliate of such Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this Section 2(f) and who is an Accredited Investor; and (ii) neither the Company nor any other person or entity is under any obligation to register such Securities under the Securities Act or any state securities laws (other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations.

(g)     Legends. Such Purchaser understands that the certificates for the Preferred Shares, Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by such Purchaser under Rule 144, the certificates for the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction. The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.

The Company agrees that it shall, immediately prior to the Registration Statement (as defined in the Registration Rights Agreement) being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the issuance of the Conversion Shares and Warrant Shares, certificates representing such Conversion Shares and Warrant Shares without the restrictive legend above, provided such Conversion Shares and Warrant Shares are to be sold pursuant to the prospectus contained in the Registration Statement. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement; (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act; or (c) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance written notice to such Purchaser the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and such Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.

(h)     Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Purchaser and are valid and binding agreements of such Purchaser enforceable against such Purchaser in accordance with their terms.

(i)     Residency. Such Purchaser is a resident of or domiciled in the jurisdiction set forth under such Purchaser’s name on the Execution Page hereto executed by such Purchaser.

(j)     No Short Position. Neither such Purchaser nor any affiliate of such Purchaser has an open short position in the Common Stock.

3.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser as follows:

(a)     Organization and Qualification. The Company and each of its subsidiaries is a corporation or limited liability company duly organized and existing in good standing under the laws of the jurisdiction in which it is organized, and has the requisite corporate or limited liability company power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation or foreign limited liability company to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder or under the Certificate of Designation, the Warrants or the Registration Rights Agreement or (iii) the business, operations, properties or financial condition of the Company and its subsidiaries, taken as a whole.

(b)     Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement, to issue and sell the Units in accordance with the terms hereof, to issue the Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms of such Warrants; (ii) the execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, any or committee of the Board of Directors is required, and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the Warrants and the Registration Rights Agreement, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

(c)     Stockholder Authorization. Except for the approval of (i) the issuance of the Conversion Shares and Warrant Shares as required by Section 713 of the American Stock Exchange Guide and (ii) an amendment to the Certificate of Incorporation of the Company increasing the number of authorized shares of Common Stock, in each case by a majority of the votes cast at a duly convened meeting of the stockholders of the Company at which a quorum is present, neither the execution, delivery or performance by the Company of this Agreement, the Warrants or the Registration Rights Agreement nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Preferred Shares or Warrants or the issuance or reservation for issuance of the Conversion Shares or Warrant Shares) requires any consent or authorization of the Company’s stockholders.

(d)     Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Shares and Warrants) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth on Schedule 3(d). All of such outstanding shares of capital stock have been, or upon issuance in accordance with the terms of any such warrants, options or preferred stock, will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Preferred Shares, the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the Securities and as set forth on Schedule 3(d), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, nor are any such issuances or arrangements contemplated, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). Schedule 3(d) sets forth all of the Company issued securities or instruments containing antidilution or similar provisions that will be triggered by, and all of the resulting adjustments that will be made to such securities and instruments as a result of, the issuance of the Securities in accordance with the terms of this Agreement, the Certificate of Designation or the Warrants. The Company has furnished to the Purchasers true and correct copies of the Company’s Certificate of Incorporation as in effect on the date hereof (“Certificate of Incorporation”), the Company’s By-laws as in effect on the date hereof (the “By-laws”), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company. The Certificate of Designation, in the form attached hereto, will be duly filed prior to Closing with the Secretary of State of the State of Delaware and, upon the issuance of the Preferred Shares in accordance with the terms hereof, each Purchaser shall be entitled to the rights set forth therein.

(e)     Issuance of Shares. The Preferred Shares are, or on the Closing Date will be, duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company and will not impose personal liability on the holders thereof. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Preferred Shares and exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

(f)     No Conflicts. The execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company, the performance by the Company of its obligations under the Certificate of Designation, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Shares, Warrants, Conversion Shares and Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred that, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights that would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as a Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and the Registration Rights Agreement, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Warrants or the Registration Rights Agreement or to perform its obligations under the Certificate of Designation, in each case in accordance with the terms hereof or thereof. Except as disclosed in its Current Report on Form 8-K as filed with the SEC (the “Form 8-K”), the Company is not in violation of the listing requirements of the American Stock Exchange (“Amex”).

(g)     SEC Documents, Financial Statements. Except as disclosed in the Form 8-K and except for the need to file an interim Annual Report on Form 10-K for the period ended February 28, 2005, if required, since January 1, 2004, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). The Company has made available to each Purchaser true and complete copies of the SEC Documents. As of their respective dates, except as disclosed in the Form 8-K, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as disclosed in the Form 8-K, none of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, except as disclosed in the Form 8-K, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, required to be disclosed in financial statements prepared in accordance with GAAP, other than liabilities incurred in the ordinary course of business subsequent to the date of such financial statements, which liabilities and obligations, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(h)     Absence of Certain Changes. Since January 1, 2004, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, except as disclosed in the SEC Documents filed prior to the date hereof.

(i)     Absence of Litigation. Except as disclosed in the SEC Documents filed prior to the date hereof, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body, including, without limitation, the SEC or the Amex, pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such. To the knowledge of the Company, there are no facts that, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

(j)     Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business as now being conducted. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles. Neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. The termination of the Company’s ownership of, or right to use, any single Intangible would not reasonably be expected to result in a Material Adverse Effect on the Company. Neither the Company nor any of its subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company’s or its subsidiaries’ ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or its subsidiaries and no employee of the Company is infringing on or violating the Intantibles of any other person. To the knowledge of the Company, none of the employees of the Company is in violation of any covenant not to compete that restricts the rights of such employee to conduct the activities on behalf of the Company that such employee presently conducts.

(k)     Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(l)     Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to any Purchaser pursuant to Section 2(d) hereof or otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

(m)     Acknowledgment Regarding Purchasers’ Purchase of the Units. The Company acknowledges and agrees that none of the Purchasers is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, the relationship between the Company and the Purchasers is “arms-length” and any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser’s purchase of Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further acknowledges that the Company’s decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

(n)     No General Solicitation. Neither the Company nor any distributor participating on the Company’s behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any “general solicitation,” as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

(o)     No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, Rule 4460(i) of the NASD or any similar rule.

(p)     No Brokers. Except for the engagement of Stanford Group Company and Hermes Group, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby.

(q)     Acknowledgment Regarding Securities. The number of Conversion Shares issuable upon conversion of the Preferred Shares may increase in certain circumstances, including if the bid price of the Common Stock declines. The Company’s executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with the Certificate of Designation is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders. Taking the foregoing into account, the Company’s Board of Directors has determined in its good faith business judgment that the issuance of the Preferred Shares and Warrants hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

(r)     Tax Status. Except as set forth in the SEC Documents, the Company and each of its subsidiaries has made or filed all foreign, U.S. federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax.

(s)     Sarbanes-Oxley. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are currently in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of such act not currently in effect at all times after the effectiveness of such provisions except where such noncompliance would not have or reasonably be expected to result in a Material Adverse Effect or that would be reasonably likely to have a material adverse effect on the transactions contemplated hereby.

4.     COVENANTS.

(a)     Commercially Reasonable Efforts. The parties shall use their commercially reasonable efforts timely to satisfy each of the conditions described in Section 6 and Section 7 of this Agreement.

(b)     Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file (within applicable extension periods) all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. In addition, the Company shall use its commercially reasonable efforts to take all actions necessary to meet the “registrant eligibility” requirements set forth in the general instructions to Form S-3 or any successor form thereto, to be eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. The Company shall use reasonable best efforts to cause all applicable officers and directors to comply with the beneficial ownership reporting requirements under the Exchange Act in a timely manner.

(c)     Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Shares and Warrants as set forth in Schedule 4(c).

(d)     Expenses; Origination Fee. The Company has paid to Prencen, LLC (“Prentice Capital”) Twenty Thousand Dollars ($20,000), the receipt of which is acknowledged by Prentice Capital, and will pay to Prentice Capital at the Closing, an additional Twenty Thousand Dollars ($20,000), in addition to reimbursement for the documented expenses reasonably incurred by Prentice Capital and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, Prentice Capital’s and its affiliates and advisors’ reasonable due diligence expenses. In addition, the Company will pay to Prentice Capital at the Closing an origination fee of Three Hundred Twelve Thousand Five Hundred Dollars ($312,500). The parties acknowledge and agree that that Prentice Capital shall be permitted to deduct up to Three Hundred Thirty Two Thousand Five Hundred Dollars ($332,500) from the Purchase Price payable by Prentice Capital hereunder in satisfaction of the obligations of the Company pursuant to this Paragraph (d).

(e)     Financial Information. The Company shall send the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its Securities: (i) within fifteen (15) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy or information statements and any Current Reports on Form 8-K as well as any Form 3, 4 or 5 that is filed with respect to the Common Stock; and (ii) within five (5) days after release, copies of all press releases issued by the Company or any of its subsidiaries.

(f)     Special Meeting of Stockholders. The Company, acting through its Board of Directors, shall, in accordance with applicable law: (i) duly call, give notice of, convene and hold a special meeting of its stockholders (the “Special Meeting”) as soon as reasonably practicable following the date of this Agreement for the purpose, among other things, of considering and taking action upon the transactions contemplated by this Agreement; (ii) prepare and file with the SEC a preliminary proxy or information statement relating, among other things, to this Agreement and use its commercially reasonable efforts to obtain and furnish the information required to be included by the SEC in the Proxy Statement (as defined below) and to respond promptly to any comments made by the SEC with respect to the preliminary proxy or information statement and cause a definitive proxy or information statement (the “Proxy Statement”) to be mailed to its stockholders; (iii) subject to the fiduciary duties of the Board of Directors of the Company, include in the Proxy Statement the recommendation of the Board of Directors that stockholders of the Company vote in favor of the approval of the transactions contemplated by this Agreement; and (iv) use its commercially reasonable efforts to solicit from holders of voting securities of the Company proxies in favor of the transactions contemplated by this Agreement and shall take all other action reasonably necessary or advisable to secure the approval of stockholders required by the Delaware General Corporation Law and the rules of the Amex to effect the transactions contemplated by this Agreement.

(g)     Reservation of Shares. The Company shall at all times after the Special Meeting have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith, the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required by the Certificate of Designation and the Warrants.

(h)     Listing. Promptly following the Special Meeting, the Company shall us its commercially reasonable efforts to maintain, so long as any Purchaser (or any of their affiliates) own any Securities, the listing of all Conversion Shares and Warrant Shares from time to time issuable upon conversion of the Preferred Shares and exercise of the Warrants on each national securities exchange or automated quotation system on which shares of Common Stock are currently listed. The Company will use its commercially reasonable efforts to continue the listing and trading of its Common Stock on the Amex and will comply in all respects with the reporting, filing and other obligations under the bylaws or rules of the Amex. The Company shall promptly provide to each holder of Preferred Shares and/or Warrants copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on the Amex or, if applicable, any other securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

(i)     No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

(j)     Legal Compliance. The Company shall conduct its business and the business of its subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

(k)     Board of Directors. So long as Prentice Capital shall hold any Securities with a fair market value of Five Million Dollars ($5,000,000) or more, upon the written request of Prentice Capital, subject to the approval of the Board of Directors of the Company, a designee of Prentice Capital shall be appointed to the Board of Directors of the Company.

5.     TRANSFER AGENT INSTRUCTIONS.

(a)     The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company upon conversion of the Preferred Shares or exercise of the Warrants, as applicable. To the extent and during the periods provided in Sections 2(f) and 2(g) of this Agreement, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement.

(b)     The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the transfer of the Conversion Shares or Warrant Shares prior to registration of the Conversion Shares and Warrant Shares under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Purchaser’s obligations and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

(c)     If any Purchaser provides the Company and the transfer agent with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or any Purchaser provides the Company with reasonable assurances that such Securities may be sold under Rule 144, the Company shall permit the transfer and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser.

6.     CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Units to each Purchaser hereunder is subject to the satisfaction, at or before the Closing, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)     Each Purchaser shall have executed such Purchaser’s Execution Page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.

(b)     At the Special Meeting, the stockholders of the Company shall have approved an amendment to the Certificate of Incorporation (i) increasing the number of authorized shares of Common Stock and (ii) the issuance of the Preferred Shares, Conversion Shares and the Warrant Shares as contemplated by this Agreement.

(c)     The Company shall have consummated the transactions described on Exhibit D attached hereto.

(d)     Each Purchaser shall have delivered such Purchaser’s Purchase Price for the Units in accordance with Section 1(b) above.

(e)     The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct in all material respects as of such date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(f)     No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.     CONDITIONS TO EACH PURCHASER’S OBLIGATION TO PURCHASE.

The obligation of each Purchaser hereunder to purchase the Units to be purchased by it at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that such conditions are for such Purchaser’s sole benefit and may be waived by such Purchaser at any time in such Purchaser’s sole discretion:

(a)     The Company shall have executed this Agreement, the Warrants and the Registration Rights Agreement, and delivered executed original copies of the same to such Purchaser.

(b)     At the Special Meeting, the stockholders of the Company shall have approved an amendment to the Certificate of Incorporation (i) increasing the number of authorized shares of Common Stock and (ii) the issuance of the Conversion Shares and the Warrant Shares as contemplated by this Agreement.

(c)     The Company shall have consummated the transactions described on Exhibit D attached hereto.

(d)     The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware and a copy thereof certified by the Secretary of State of Delaware shall have been delivered to such Purchaser.

(e)     The Company shall have delivered to such Purchaser duly executed certificates and Warrant agreements (each in such denominations as such Purchaser shall request) representing the Preferred Shares and Warrants being so purchased by such Purchaser in accordance with Section 1(b) above.

(f)     The Company shall have delivered to such Purchaser such documents as such Purchaser shall reasonably request including a recent good standing certificate for the Company from the State of Delaware, incumbency certificates and an officer’s certification as to general corporate authorizations.

(g)     The Common Stock shall be listed on the Amex and trading in the Common Stock shall not have been suspended by the SEC or the Amex.

(h)     The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct in all material respects as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company after reasonable investigation, dated as of the Closing Date to the foregoing effect.

(i)     No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

8.     GOVERNING LAW; MISCELLANEOUS.

(a)     Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company and the Purchasers irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts.

(b)     Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof, provided that the failure to so deliver any manually executed Execution Page shall not affect the validity or enforceability of this Agreement.

(c)     Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)     Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(e)     Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the Purchasers, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

(f)     Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Cenuco, Inc. 2000 Lenox Drive, Suite 202 Lawrenceville, New Jersey 08648 Telephone: 609-219-0930 Facsimile: 609-219-1238 Attn: Joseph A. Falsetti

with a copy simultaneously transmitted by like means to:

Wolf, Block, Schorr and Solis-Cohen LLP 250 Park Avenue New York, New York 10177 Telephone: (212) 883-4992 Facsimile: (212) 672-1192 Attn: Herbert Henryson II

If to any Purchaser, to such address set forth under such Purchaser’s name on the Execution Page hereto executed by such Purchaser.

Each party shall provide notice to the other parties of any change in address.

(f)     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein or therein, neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder.

(g)     Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(h)     Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 hereof shall survive the Closing for a period of one year.

(i)     Publicity. The Company and each Purchaser shall have the right to approve before issuance any press releases with respect to the transactions contemplated hereby.

(j)     Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)     Termination. In the event that the Closing shall not have occurred on or before March 31, 2006, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

(l)     Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Certificate of Designation, the Warrants and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

(m)     Additional Acknowledgement. Each Purchaser acknowledges that has independently evaluated the merits of the transactions contemplated by this Agreement, the Certificate of Designation, the Registration Rights Agreement and the Warrants, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of securities hereunder. The Purchasers and, to its knowledge, the Company agree that the Purchasers have not taken any actions that would deem such Purchasers to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CENUCO, INC.

By:
Name:
Title:
PURCHASER:

PRENCEN, LLC

By:
Name:
Title:

RESIDENCE:

ADDRESS:

with copies of all notices to:

AGGREGATE SUBSCRIPTION AMOUNT

Number of Units: 6,578,947
Purchase Price ($3.80 per Unit): $25,000,000